                      Securities and Exchange Commission
                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) or The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  October 31, 1996




                         FPA MEDICAL MANAGEMENT, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)



Delaware                       0-24276                33-0604264
(State of other              (Commission             (IRS Employer
jurisdiction                 File Number)          Identification No.)
of incorporation)


                           2878 Camino del rio South
                                   Suite 301
                         San Diego, California  92108
              (Address of principal executive offices) (Zip Code)

                                 (619)295-7005
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            On October 31, 1996, the Registrant consummated the merger (the "Merger") of a wholly owned subsidiary of the Registrant ("Acquisition Sub"), with and into Sterling Healthcare Group, Inc., a Florida corporation ("Sterling"), pursuant to an Agreement and Plan of Merger entered into as of May 19, 1996 (the "Merger Agreement"). Pursuant to the Merger Agreement, Sterling became a wholly owned subsidiary of the Registrant and each outstanding share of Sterling common stock was converted into approximately .951 of a share of the Registrant's common stock. The shares of the Registrant's common stock issued to the Sterling shareholders were registered on a Registration Statement on Form S-4 filed under the Securities Act of 1933, as amended, which was declared effective on October 4, 1996. The Registrant utilized its working capital to fund the cash portion of the consideration representing payment for fractional shares.

Item 7.     Financial Statements, Pro Forma Financial Information Exhibits
            --------------------------------------------------------------

(a) Financial Statements (Incorporated by reference to Registrant's Registration Statement on Form S-4 filed on October 4, 1996.)

(c)   Exhibits.

      2.1 Agreement and Plan of Merger dated as of May 19, 1996 by and among FPA Medical Management, Inc., Sterling Acquisition Corporation and Sterling Healthcare Group, Inc. (Incorporated by reference to Registrant's Current Report on Form 8-K filed on May 20, 1996).

      23.1  Consent of Deloitte & Touche LLP

      23.2  Consent of Coopers & Lybrand L.L.P.

      23.3  Consent of KPMG Peat Marwick

      23.4  Consent of Deloitte & Touche LLP

      23.5  Consent of Stevenson, Jones & Holmaas, P.C.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FPA MEDICAL MANAGEMENT, INC.


                                        By:/s/ James A. Lebovitz
                                           ---------------------------
Date:  November   , 1996                Title: Senior Vice President,
                                               General Counsel and Secretary
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                                 EXHIBIT INDEX




Number         Exhibit
------         -------

2.1 Agreement and Plan of Merger dated as of May 19, 1996 by and among FPA Medical Management, Inc., Sterling Acquisition Corporation and Sterling Healthcare Group, Inc. (Incorporated by reference to Registrant's Current Report on Form 8-K filed on May 20, 1996).

23.1           Consent of Deloitte & Touche LLP

23.2           Consent of Coopers & Lybrand L.L.P.

23.3           Consent of KPMG Peat Marwick

23.4           Consent of Deloitte & Touche LLP

23.5           Consent of Stevenson, Jones & Holmaas, P.C.